Exhibit 99.2 Fourth Quarter 2021 Earnings Presentation Andrew Davies, CEO Simeon Irvine, CFO Stanley Martinez, VP Investor Relations

Legal Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements include, without limitation, expectations with respect to future financial and operating performance of MBAC and Syniverse and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of MBAC and Syniverse and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to complete the transactions contemplated by the agreement and plan of merger with respect to the proposed transaction (the “Merger Agreement”), including due to failure to obtain approval of the stockholders of MBAC or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following announcement of the Merger Agreement and the proposed transactions contemplated thereby; (3) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the post-combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (5) risks related to the uncertainty of the projected financial information with respect to Syniverse; (6) the inability to obtain or maintain the listing of the post- acquisition company’s Class A Stock and public warrants on the NYSE following the proposed business combination; (7) risks related to the post-combination company’s ability to raise financing in the future; (8) the post- combination company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the proposed business combination; (9) our directors and officers potentially having conflicts of interest with our business or in approving the proposed business combination; (10) intense competition and competitive pressures from other companies in the industry in which the post-combination company will operate; (11) the business, operations and financial performance of Syniverse, including market conditions and global and economic factors beyond Syniverse’s control; (12) the effect of legal, tax and regulatory changes; (13) the receipt by MBAC or Syniverse of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (14) the risk that the proposed business combination disrupts current plans and operations of MBAC or Syniverse as a result of the announcement and consummation of the transactions described herein; (15) costs related to the proposed business combination; (16) changes in applicable laws or regulations; (17) the possibility that MBAC or Syniverse may be adversely affected by other economic, business, and/or competitive factors; (18) the amount of redemption requests made by MBAC’s public stockholders; (19) the impact of the continuing COVID-19 pandemic on MBAC, Syniverse and Syniverse’s projected results of operations, financial performance or other financial metrics or on any of the foregoing risks; and (20) other risks and uncertainties disclosed in MBAC’s Quarterly Reports on Form 10-Q and the proxy statement, including those under “Risk Factors,” and other documents filed or to be filed with the SEC by MBAC. MBAC and Syniverse caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Syniverse and MBAC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based. Basis of Presentation Certain financial information and data contained in this presentation is unaudited and certain financial information and data does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the definitive proxy statement filed by MBAC with the Securities and Exchange Commission on January 7, 2022 in connection with the proposed transaction. In the fourth quarter of 2020, Syniverse changed its fiscal year end from a calendar year basis to a fiscal year basis ending on November 30 and, as a result, historical financial information included in this presentation as “2020A” reflects the 12 months ended 11/30/2020 and is unaudited. In addition, all of Syniverse’s historical financial information included herein is preliminary and subject to change in accordance with PCAOB auditing standards. Accordingly, you should not place undue reliance upon such information. 2

Legal Disclaimer Non-GAAP Financial Information This presentation also contains certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of Syniverse’s financial performance prepared in accordance with GAAP. Reconciliations between non-GAAP financial measures and GAAP financial measure are provided in the Appendices of this presentation. No reconciliation is included for estimated non-GAAP measures for future fiscal periods presented herein due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations and because providing such reconciliations would suggest a degree a precision that is inappropriate for estimated financial results for future fiscal periods. Information About the Proposed Transaction and Where to Find It In connection with the proposed transaction, MBAC has filed a definitive proxy statement with the SEC. MBAC’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about MBAC, Syniverse and the proposed transaction. MBAC has commenced mailing of the definitive proxy statement to the stockholders of MBAC as of January 6, 2022, the record date established for the proposed transaction. MBAC stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge at the SEC’s website at https://www.sec.gov/, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019. Participants in the Solicitation MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the proposed transaction. A list of those directors and executive officers and a description of their interests in MBAC have been filed in the proxy statement for the proposed transaction and are available at http://www.sec.gov/. Additional information regarding the interests of such participants are contained in the proxy statement. Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction have been included in the proxy statement for the proposed business combination. No Offer or Solicitation This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3

Business Update

Business Highlights

Market Opportunity

- Powering the secular shift by consumers and businesses from web and email communication toward messaging
- Remain at the center of the evolution from 4G standards to standalone 5G networks

Industry Recognition

- Kaleido Intelligence identified Syniverse as the top overall leader in mobile roaming
- Gartner ranked Syniverse in its CPaaS Market Guide as an industry leader within the "co-creation" model
- ROCCO named Syniverse a Tier One A2P Messaging Vendor

Financial Performance

- FY21 Revenue grew $80.6M, 12% YoY, to $732.8M
- FY 21 Adjusted EBITDA[1] in line with target at $210.2M
- Raising Full Year 2022 Revenue target by 10% at the midpoint

Product Launch

- Launched WhatsApp Business API on Syniverse CPaaS Concierge to enhance customer engagement and brand awareness for enterprises

Innovation

- Evolved Mobility wins at two Tier One North American carriers
- Continued customer growth in Blockchain-enabled solution for clearing & settlement
- Formed global partnership with NTW Software to enable improved customer experience in call centers via Syniverse CPaaS Concierge for enterprises

Public Company Readiness

- On track
- MBAC stockholders' vote scheduled for February 9

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1. Adjusted EBITDA is a non-GAAP metric. See Appendix for a reconciliation to Net (Loss) Income.

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Financial Review

FY Results Highlights

Twelve Months Ended November 30, 2020[1] and 2021


Revenues
$M
$652.2
$732.8
2020A
FY 2021

Revenues grew by $80.6M (12%)

Enterprise growth of $102.1M and Carrier decline of $21.3M

Excluding CDMA & Legacy, Carrier Revenues stable at $394.9M


Direct Profit2
$M
$442.0
$422.6
2020A
FY 2021

Direct Profit decline of $19.4M (4%)

Enterprise growth of $27.0M offset by a Carrier decrease of $46.4M

Excluding CDMA & Legacy, Direct Profit stable at $398.2M


Adjusted EBITDA
$M
$209.6
$210.2
2020A
FY 2021

Adjusted EBITDA growth of $0.6M

Modest improvement compared to prior year due to strong cost controls

Investments to support Enterprise growth and transition to public company not compromised


Free Cash Flow3
$M
$13.7
$7.1
2020A
FY 2021

Free Cash Flow decline of $6.6M (48%)

Driven by lower working capital generation

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1. Twelve months ended November 30, 2020 is unaudited due to a change in Syniverse's fiscal year. See "Legal Disclaimer - Basis of Presentation" for more information.
2. Direct Profit is calculated as Revenues less direct Variable Costs of Operations (Direct Costs), Direct Costs include MT fees, revenue share, data processing, short code and other direct costs. See Appendix for a reconciliation to Gross Profit.
3. Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. See Appendix for a reconciliation to Net Cash Provided by Operating Activities.

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Q4 Results Highlights Three Months Ended November 30, 2020 and 2021 Direct Profit Adjusted EBITDA Revenues $56.3 $108.8 $54.1 $104.9 $192.8 $166.8 Q4 2020 Q4 2021 Q4 2020 Q4 2021 Q4 2020 Q4 2021 Revenues grew by $26.0M Direct Profit decline of $3.9M Adjusted EBITDA decline of (16%) (4%) $2.2M (4%) Enterprise growth of $30.0M, Enterprise growth of $2.6M offset by Higher Enterprise Direct Profit and partially offset by a decrease in a Carrier decline of $6.5M improved Controllable Costs offset Carrier of $4.0M by lower Carrier Direct Profit Excluding CDMA & Legacy, Direct Excluding CDMA & Legacy, Carrier Profit grew by $1.3M (1%) to Revenues grew by $1.9M (2%) $99.1M 8 $M $M $M

Q4 Enterprise Revenues Three Months Ended November 30, 2020 and 2021 $89.3 Enterprise revenues grew by $30.0M (50%) $8.2 § Global Messaging revenues grew by $27.7M, primarily due to A2P volume expansion, including 10DLC growth § 10DLC pass-through fees were $22.0M compared to zero in $59.3 the prior year $5.9 § Enterprise revenues grew by $8.0M, 13% YoY, from $59.3M to $67.3M, excluding incremental 10DLC pass-through fees § CPaaS Solutions revenues increased $2.3M primarily due to $81.1 volume expansion from existing customers $53.4 Q4 2020 Q4 2021 Global Messaging Services CPaaS 9 $M

Q4 Carrier Revenues Three Months Ended November 30, 2020 and 2021 $107.5 $103.5 Carrier revenues declined by $4.0M (4%) $27.1 § Excluding CDMA and Legacy, Carrier grew $1.9M, from $95.2M $32.5 to $97.1M § Messaging Solutions increased $5.4M due to the ongoing benefit from new routes in APAC $33.2 § Outsourced Carrier Solutions decreased $0.5M with strong $32.7 growth in message monetization, offset by CDMA & Legacy runoff § Global Network Services decreased $8.9M, driven by CDMA & Legacy runoff and reductions in contractual IPX and signaling $47.2 minimums $38.3 CDMA and Legacy revenues refer to revenues for end-of-life products driven by legacy protocols and technologies that are in Q4 2020 Q4 2021 the stage of sunset and forecasted to decrease substantially as a Messaging Solutions result. Outsourced Carrier Solutions Global Network Services 10 $M

Q4 Direct Profit Three Months Ended November 30, 2020 and 2021 $108.8 $104.9 Q4 2021 direct profit declined by $3.9M (4%) $20.3 § Enterprise growth of $2.6M offset by Carrier decline of $6.5M $22.9 § $5.2M of Carrier decline relates to CDMA & Legacy § Excluding CDMA & Legacy, Direct Profit grew by $1.3M (1%) to $99.1M Direct Profit is calculated as Revenues less direct Variable Costs of Operations (Direct Costs). Direct Costs include MT fees, $88.5 revenue share, data processing, short code and other direct costs. $82.0 See Appendix for reconciliation to Gross Profit. Q4 2020 Q4 2021 Carrier Enterprise 11 $M

Q4 Controllable Costs Three Months Ended November 30, 2020 and 2021 1 Total Controllable Costs Transformation Benefits $121.2 $52.5 $50.8 $105.0 $56.5 $28.4 $26.6 $48.0 $16.2 $64.7 $57.0 $24.1 $24.2 $8.5 Completed Actions in Total Q4 2020 Q4 2021 Actions Progress Adjusted SG&A Fixed COGS Labor Costs 3rd Party Costs Controllable Costs declined $1.7M Transformation Program § Fixed COGS decreased $1.8M§ Cost savings from completed actions grew by $9.0M QoQ to $105.0M § Transformation Program driven reductions in headcount and corporate facility costs§ Total savings from all actions now expected to be $121.2M § Adjusted SG&A costs unchanged from the prior year § Transformation Program driven savings in headcount and related costs offset by investments related to public company readiness 1. See Appendix for a reconciliation of Controllable Costs to Operating Expenses. 12 $M $M

Free Cash Flow & CAPEX Twelve Months Ended November 30, 2020 and 2021 Free Cash Flow Capital Expenditures $49.2 $47.0 $29.1 $210.4 $24.0 $203.7 $13.7 $7.1 $20.3 $18.6 $(49.2) $(47.0) 2020A 2021 $(147.5) $(149.6) Corporate 2020A 2020A FCF 2021 2021 FCF New Products & Enhancements Unlevered Cash From Operations CAPEX Interest Capacity & Infrastructure Continued strong unlevered cash flow CAPEX generation § CAPEX includes accelerated investment to develop our new, leading edge, cloud native and hyper- § Unlevered cash from operations of $203.7M for FY scalable next generation messaging platform 2021 § Excluding cash interest, $156.7M free cash flow in FY 2021 13 $M $M

1 2022 Guidance Revenue Guidance Direct Profit Guidance Adjusted EBITDA Guidance $485 $245 $875 Mid-Point Mid-Point $480 Mid-Point $858 (+10%) $475 $240 (+2%) $840 $235 $480 $236 $780 2 2 2 Prior Forecast New Guidance Prior Forecast New Guidance Prior Forecast New Guidance 1. See “Legal Disclaimer – Forward-Looking Statements.” 2. See the Investor Presentation filed by MBAC with the SEC on August 16, 2021. 14 $M $M $M

Appendices

Revenues by Business Unit – Actual and Proforma Revenues - Actual $207.9 $192.8 $182.3 $171.9 $169.8 $166.8 $160.2 $155.6 $160.0 $49.4 $102.6 $89.3 $52.6 $62.7 $59.3 $49.8 $47.4 $56.7 $132.9 $117.1 $108.2 $110.2 $107.5 $109.3 $103.5 $105.3 $103.5 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Carrier Enterprise Revenues - Proforma $211.8 $196.8 $182.3 $177.6 $170.2 $170.4 $175.3 $165.0 $165.9 $49.4 $102.6 $89.3 $52.6 $62.7 $59.3 $49.8 $47.4 $56.7 $132.9 $117.1 $108.2 $110.2 $109.3 $107.5 $103.5 $105.3 $103.5 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Carrier Enterprise COVID 16 $M $M

Adjusted EBITDA – Actual and Pro Forma Adjusted EBITDA - Actual $62.2 $60.5 $56.3 $54.8 $54.1 $50.5 $48.3 $47.9 $47.3 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Adjusted EBITDA - Proforma $64.2 $63.5 $58.7 $57.9 $55.7 $55.2 $52.6 $53.7 $62.2 $60.5 $56.3 $54.8 $54.1 $50.5 $48.3 $47.9 $47.3 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Adjusted EBITDA COVID 17 $M $M

Direct Profit – Actual Direct Profit - Actual $121.5 $115.7 $114.8 $109.3 $108.2 $108.8 $14.5 $101.7 $101.2 $104.9 $15.7 $16.2 $16.8 $20.3 $34.5 $22.9 $19.6 $19.0 $107.0 $100.0 $93.1 $91.4 $88.5 $82.1 $82.2 $80.3 $82.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Carrier Enterprise 18 $M

Reconciliation of Net Loss to Adjusted EBITDA and Free Cash Flow Three and Twelve Months Ended November 30, 2021 and 2020 (in millions) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 2020A Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Reconciliation to Adjusted EBITDA Net (loss) income $ (28.4) $ (45.1) $ (17.8) $ (55.9) $ (24.7) $ (143.5) $ (29.5) $ (28.2) $ (3.8) $ 1 2.1 $ (49.4) Other expense, net 4 4.5 4 0.8 4 3.9 48.7 4 1.7 1 75.1 42.6 4 3.1 3 6.8 4 0.5 163.0 Provision for (benefit from) income taxes 0.8 2 1.1 (14.7) 1.0 (2.2) 5.2 - 2.7 2.5 (20.0) (14.8) Depreciation and amortization 3 1.2 2 9.3 2 5.9 28.5 2 7.0 1 10.7 22.3 2 0.2 1 8.1 1 7.6 78.2 Restructuring 6.0 0.1 2.6 15.9 5.3 2 3.9 1.1 1.3 1.6 (0.2) 3.8 Non-cash stock-based compensation 3.3 3.0 2.3 7.2 1.5 1 4.0 1.6 2.8 2.6 2.6 9.6 Other expenses 4.0 4.9 4.9 4.3 7.0 2 1.1 8.4 5.6 2.0 0.8 16.8 Consulting fee and related expenses 0.8 0.8 0.8 0.8 0.7 3.1 0.8 0.8 0.7 0.7 3.0 Adjusted EBITDA $ 6 2.2 $ 5 4.8 $ 4 7.9 $ 50.5 $ 5 6.3 $ 2 09.6 $ 47.3 $ 4 8.3 $ 6 0.5 $ 5 4.1 $ 210.2 2020A FY 2021 Reconciliation to Free Cash Flow Net cash provided by operating activities $ 62,853 $ 54,069 Capital expenditures (49,158) (46,929) Free Cash Flow $ 1 3,695 $ 7 ,140 19

Reconciliation of Gross Profit to Direct Profit Three and Twelve Months Ended November 30, 2021 and 2020 (in millions) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 2020A Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Revenues $ 181.1 $ 1 69.8 $ 1 55.6 $ 160.0 $ 1 66.8 $ 6 52.2 $ 160.2 $ 1 71.9 $ 2 07.9 $ 1 92.8 $ 732.8 Cost of operations (90.8) (85.1) (76.9) (81.5) (86.5) (330.0) (86.6) (97.9) (120.6) (114.6) (419.7) Gross profit 90.3 84.7 78.7 78.5 80.3 322.2 73.6 74.0 87.3 78.2 313.1 Headcount and related costs 12.0 11.6 12.3 12.9 11.3 48.1 11.2 11.1 11.6 11.3 45.2 Hosting and support costs 8.8 9.5 8.3 7.3 7.7 32.8 7.4 6.9 6.9 7.0 28.2 Network costs 8.2 8.0 8.4 8.1 8.1 32.6 8.1 8.1 7.7 7.0 30.9 Other operating related costs 2.2 1.9 1.6 1.4 1.4 6.3 1.4 1.2 1.2 1.4 5.2 Total Fixed Cost of operations 31.2 31.0 30.6 29.7 28.5 119.8 28.1 27.3 27.5 26.8 109.7 Direct profit $ 121.5 $ 115.7 $ 109.3 $ 108.2 $ 108.8 $ 442.0 $ 101.7 $ 101.2 $ 114.8 $ 104.9 $ 422.6 20

Reconciliation of Operating Expenses to Controllable Costs Three and Twelve Months Ended November 30, 2021 and 2020 (in millions) Q4 2020 Q4 2021 Reconciliation to Controllable Costs Total Costs and expenses $ 152.0 $ 160.1 Restructuring expense (5.3) 0.2 Depreciation and amortization (27.0) (17.6) Variable costs (58.0) (87.8) Non-cash stock-based compensation (1.5) (2.6) Other expenses (7.1) (0.8) Consulting fee and related expenses (0.6) (0.7) Total Controllable Costs $ 5 2.5 $ 5 0.8 21